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                                                                   Exhibit 10.24


                                 PROMISSORY NOTE

         In full payment of an acquisition structuring fee, and upon the terms and conditions set forth herein, Consolidated Capital of North America, Inc. (the "Borrower"), hereby promises to pay to the order of Stone Pine Colorado, LLC ( the "Lender"), the principal amount of TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($250,000) on demand.

         The Borrower shall have the right, at any time after the date of this Note, without notice to the Lender, to prepay, in whole or in part, without premium or penalty, the unpaid principal amount of this Note.

         The Borrower hereby waives presentment for payment, demand, notice of dishonor, and notice of protest of this Note. The Borrower hereby consents to any extensions of time, renewals, waivers or modifications that may be granted by the Lender with respect to the payment or other provisions of this Note.

         No failure or delay on the part of the Lender in exercising any right, power or privilege under this Note and no course of dealing between the Borrower and the Lender shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any right, power or privilege the Lender would otherwise have. No notice to, or demand on, the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Lender to any other or further action in any circumstances without notice or demand.

         Lender shall be entitled to recover from Borrower all of its costs (including reasonable attorneys fees) incurred in connection with the enforcement of this Note.

         THIS NOTE HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF COLORADO AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO.

                                            CONSOLIDATED CAPITAL OF NORTH
                                            AMERICA, INC.


                                            By: /s/ Peter W. Damisch
                                            ------------------------
                                            Name:  Peter W. Damisch
                                            Title: President

Dated:  January 16, 1997